EXHIBIT (h)(1)(e)

AMENDMENT TO

AMENDED AND RESTATED SERVICES AGREEMENT

This Amendment to the Amended and Restated Services Agreement (the “Amendment”) is dated as of August 13, 2020 and effective as of May 29, 2020, by and between each entity or series thereof (each referred to herein as the “Fund’) listed on Appendix A hereto and State Street Bank and Trust Company, a Massachusetts trust company (the “Bank”).

WHEREAS, the Fund and the Bank entered into an Amended and Restated Services Agreement dated as of September 1, 2010 (as amended, supplemented, restated or otherwise modified from time to time, the “Agreement”); and

WHEREAS, the Bank and the Fund desire to amend the Agreement as more particularly set forth below;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Amendments.

(a)	Section 7(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(a) The term of this Agreement shall continue through April 1, 2022, provided that either party hereto may terminate this Agreement prior to its expiration in the event the other party violates any material provision of this Agreement, provided that the violating party does not cure such violation within sixty (60) days of receipt of written notice from the non-violating party of such violation and provided further that if it is determined by the non-breaching party that such violation may not be reasonably cured, then such party may terminate this Agreement upon notice in writing to the breaching party that the non-breaching party does not believe that such violation may be cured; and”

(b)	Section 9 of the Agreement is hereby deleted in its entirety and replaced with the following Section 9:

“9. Confidentiality

All information provided under this Agreement by a party (the “Disclosing Party”) to the other party (the “Receiving Party”) regarding the Disclosing Party’s business and operations shall be treated as confidential. Subject to Section 9A below, all confidential information provided under this Agreement by Disclosing Party shall be used, including disclosure to third parties, by the Receiving Party, or its agents or service providers, solely for the purpose of performing or receiving the services and discharging the Receiving Party’s other obligations under the Agreement or managing the business of the Receiving Party and its Affiliates (as defined in Section 9A below), including financial and operational management and reporting, risk management, legal and regulatory compliance and client service management. The foregoing shall not be applicable to any information (a) that is publicly available when provided or thereafter becomes publicly available, other than through a breach of this Agreement, (b) that is independently derived by the Receiving Party without the use of any information provided by the Disclosing Party in connection with this Agreement, (c) that is disclosed to comply with any legal or regulatory proceeding, investigation, audit, examination, inquiry, subpoena, civil investigative demand or other similar process, provided the Receiving Party of such information shall inform the Disclosing Party of such proceeding, investigation, audit, examination, inquiry, subpoena, civil investigative demand or other similar order, inquiry or disclosure as soon as practicable prior to disclosure to the extent it is legally permissible to do so (d) that is disclosed as required by operation of law or regulation or as required to comply with the requirements of any market infrastructure that the Disclosing Party or its agents direct the Bank or its Affiliates to employ (or which is required in connection with the holding or settlement of instruments included in the assets subject to this Agreement), or (e) where the party seeking to disclose has received the prior written consent of the party providing the information, which consent shall not be unreasonably withheld.

The parties further agree that any Non-Public Personal Information, as defined under section 248.3(t) of Regulation S-P ("Regulation S-P"), promulgated under Gramm-Leach-Bliley Act (the “Act”), disclosed by a party hereunder is for the specific purpose of permitting the other party to perform the services set forth in this Agreement. Each party agrees that, with respect to such information, it will comply with Regulation S-P and the Act and that it will not disclose any Non-Public Personal Information received in connection with this Agreement, to any other party, except as necessary to carry out the services set forth in this Agreement or as otherwise permitted by Regulation S-P or the Act.

The confidentiality obligations arising under this Section shall continue throughout the duration of this Agreement and shall terminate thereafter upon the earlier to occur of (i) two years after the termination of this Agreement; or (ii) the destruction of such information in accordance with the disclosing party’s document retention policy.”

(c)	A new Section 9A is hereby added to the Agreement as follows:

“9A. Use of Data

(a)	In connection with the provision of the services and the discharge of its other obligations under this Agreement, the Bank (which term for purposes of this Section 9A includes each of its parent company, branches and affiliates (“Affiliates”)) may collect and store information regarding the Company or Portfolio and share such information with its Affiliates, agents and service providers in order and to the extent reasonably necessary (i) to carry out the provision of services contemplated under this Agreement and other agreements between the Company and the Bank or any of its Affiliates and (ii) to carry out the internal management of the Custodian’s businesses, including, but not limited to, financial and operational management and reporting, risk management, legal and regulatory compliance and client service management; provided in each case that such Affiliates, agents and service providers are subject to confidentiality restrictions at least as restrictive as those described in Section 17.

Information Classification: Limited Access	2

(b)	Except as expressly contemplated by this Agreement, nothing in this Section 9A shall limit the confidentiality and data-protection obligations of the Bank and its Affiliates under this Agreement and applicable law. The Bank shall cause any Affiliate, agent or service provider to which it has disclosed data pursuant to this Section 9A to comply at all times with confidentiality and data-protection obligations as if it were a party to this Agreement.”

(d)       A new Section 14 is hereby added to the Agreement as follows:

“14. Delegation

The Bank shall retain the right to employ agents, subcontractors, consultants and other third parties, including, without limitation, affiliates (each, a “Delegate” and collectively, the “Delegates”) to provide or assist it in the provision of any part of the services stated herein or the discharge of any other obligations or duties under this Agreement without the consent or approval of the Fund. The Bank shall be responsible for the acts and omissions of any such Delegate so employed as if the Bank had committed such acts and omissions itself. The Bank shall be responsible for the compensation of its Delegates.”

2.	Miscellaneous.

(a)	Except as expressly amended hereby, all provisions of the Agreement shall remain in full force and effect.

(b)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

[Signature Page follows.]

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Signature Page

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their officers designated below as of the date first written above.

STATE STREET BANK AND TRUST COMPANY

By: /s/ Andrew Erickson

Name: Andrew Erickson

Title: Executive Vice President

each fund lIsted on appendix A

ATTACHED HEREto

By: /s/ James F. Kirchner

Name: James F. Kirchner

Title: Treasurer

Information Classification: Limited Access	4

APPENDIX A

Open-End Funds		FUND NO.
TRUST / CORP	SERIES
EATON VANCE GROWTH TRUST	Eaton Vance Atlanta Capital Select Equity Fund	FP19
EATON VANCE GROWTH TRUST	Eaton Vance Atlanta Capital SMID-Cap Fund	FP6G
EATON VANCE GROWTH TRUST	Eaton Vance Focused Global Opportunities Fund	FP1R
EATON VANCE GROWTH TRUST	Eaton Vance Focused Growth Opportunities Fund	FS8U
EATON VANCE GROWTH TRUST	Eaton Vance Focused Value Opportunities Fund	FS8V
EATON VANCE GROWTH TRUST	Eaton Vance Greater China Growth Fund	FJ5B
EATON VANCE GROWTH TRUST	Eaton Vance Hexavest Global Equity Fund	FP1W
EATON VANCE GROWTH TRUST	Eaton Vance Hexavest International Equity Fund	FP1X
EATON VANCE GROWTH TRUST	Eaton Vance International Small-Cap Fund	FP1U
EATON VANCE GROWTH TRUST	Eaton Vance Richard Bernstein All Asset Strategy Fund	FJ91
EATON VANCE GROWTH TRUST	Eaton Vance Richard Bernstein Equity Strategy Fund	FR3M
EATON VANCE GROWTH TRUST	Eaton Vance Worldwide Health Sciences Fund	FJ4G
EATON VANCE GROWTH TRUST	Parametric Research Affiliates Systematic Alternative Risk Premia Fund	FSA8
EATON VANCE INVESTMENT TRUST	Eaton Vance Floating-Rate Municipal Income Fund	FJ1B
EATON VANCE INVESTMENT TRUST	Eaton Vance National Limited Maturity Municipal Income Fund	FJ1H
EATON VANCE INVESTMENT TRUST	Eaton Vance New York Municipal Opportunities Fund	FJ1E
EATON VANCE INVESTMENT TRUST	Eaton Vance Short Duration Municipal Opportunities Fund	FJ1F
EATON VANCE MUNICIPALS TRUST	Eaton Vance Arizona Municipal Income Fund	FJ2L
EATON VANCE MUNICIPALS TRUST	Eaton Vance California Municipal Opportunities Fund	FJ2V
EATON VANCE MUNICIPALS TRUST	Eaton Vance Connecticut Municipal Income Fund	FJ2P
EATON VANCE MUNICIPALS TRUST	Eaton Vance Georgia Municipal Income Fund	FJ1S
EATON VANCE MUNICIPALS TRUST	Eaton Vance Maryland Municipal Income Fund	FJ1P
EATON VANCE MUNICIPALS TRUST	Eaton Vance Massachusetts Municipal Income Fund	FJ2Z
EATON VANCE MUNICIPALS TRUST	Eaton Vance Minnesota Municipal Income Fund	FJ2M
EATON VANCE MUNICIPALS TRUST	Eaton Vance Missouri Municipal Income Fund	FJ1W
EATON VANCE MUNICIPALS TRUST	Eaton Vance Municipal Opportunities Fund	FJ56
EATON VANCE MUNICIPALS TRUST	Eaton Vance National Municipal Income Fund	FJ2W
EATON VANCE MUNICIPALS TRUST	Eaton Vance New Jersey Municipal Income Fund	FJ2G
EATON VANCE MUNICIPALS TRUST	Eaton Vance New York Municipal Income Fund	FJ2Y
EATON VANCE MUNICIPALS TRUST	Eaton Vance North Carolina Municipal Income Fund	FJ1M
EATON VANCE MUNICIPALS TRUST	Eaton Vance Ohio Municipal Income Fund	FJ3A
EATON VANCE MUNICIPALS TRUST	Eaton Vance Oregon Municipal Income Fund	FJ1R
EATON VANCE MUNICIPALS TRUST	Eaton Vance Pennsylvania Municipal Income Fund	FJ2H
EATON VANCE MUNICIPALS TRUST	Eaton Vance South Carolina Municipal Income Fund	FJ2A
EATON VANCE MUNICIPALS TRUST	Eaton Vance Virginia Municipal Income Fund	FJ1N
Information Classification: Limited Access	5

EATON VANCE MUNICIPALS TRUST II	Eaton Vance High Yield Municipal Income Fund	FJ2F
EATON VANCE MUNICIPALS TRUST II	Parametric TABS 10-to-20 Year Laddered Municipal Bond Fund	FJ51
EATON VANCE MUNICIPALS TRUST II	Parametric TABS 1-to-10 Year Laddered Municipal Bond Fund	FJ50
EATON VANCE MUNICIPALS TRUST II	Parametric TABS 5-to-15 Year Laddered Municipal Bond Fund	FG8B
EATON VANCE MUNICIPALS TRUST II	Parametric TABS Intermediate-Term Municipal Bond Fund	FJ52
EATON VANCE MUNICIPALS TRUST II	Parametric TABS Short-Term Municipal Bond Fund	FJ3F
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance AMT-Free Municipal Income Fund	FJ1L
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Core Plus Bond Fund	FR4A
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Emerging and Frontier Countries Equity Fund	FV9B
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Emerging Markets Debt Fund	FS1V
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Emerging Markets Local Income Fund	FR7B
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Floating-Rate & High Income Fund	FS4M
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Floating-Rate Advantage Fund	FS3B
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Floating-Rate Fund	FS5B
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Global Bond Fund	FP8B
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Global Income Builder Fund	FG7G
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Global Macro Absolute Return Advantage Fund	FS8B
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Global Macro Absolute Return Fund	FP5B
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Global Small-Cap Equity Fund	FU3Y
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Government Opportunities Fund	FR2B
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance High Income Opportunities Fund	FR8B
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Multi-Asset Credit Fund	FJ9C
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Short Duration Government Income Fund	FR3B
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Short Duration High Income Fund	FR6B
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Short Duration Strategic Income Fund	FP7A
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Stock Fund	FJ4A
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Tax-Managed Equity Asset Allocation Fund	FU2R
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Tax-Managed Global Dividend Income Fund	FJ6C
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Tax-Managed Growth Fund 1.1	FT2D
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Tax-Managed Growth Fund 1.2	FT2E
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Tax-Managed Multi-Cap Growth Fund	FJ8U
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Tax-Managed Small-Cap Fund	FU3B
EATON VANCE MUTUAL FUNDS TRUST	Eaton Vance Tax-Managed Value Fund	FJ8H
EATON VANCE MUTUAL FUNDS TRUST	Parametric Commodity Strategy Fund	FH8Y
EATON VANCE MUTUAL FUNDS TRUST	Parametric Dividend Income Fund	FR1F
EATON VANCE MUTUAL FUNDS TRUST	Parametric Emerging Markets Fund	FA2O
EATON VANCE MUTUAL FUNDS TRUST	Parametric International Equity Fund	FJ54
Information Classification: Limited Access	6

EATON VANCE MUTUAL FUNDS TRUST	Parametric Tax-Managed International Equity Fund	FU2B
EATON VANCE MUTUAL FUNDS TRUST	Parametric Volatility Risk Premium – Defensive Fund	FR1X
EATON VANCE NEXTSHARES TRUST	Eaton Vance Global Income Builder NextShares	FG7J
EATON VANCE NEXTSHARES TRUST	Eaton Vance Stock NextShares	FP40
EATON VANCE NEXTSHARES TRUST II	Eaton Vance Floating-Rate NextShares	FS5Q
EATON VANCE NEXTSHARES TRUST II	Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond NextShares	FG8E
EATON VANCE SERIES FUND, INC.	Eaton Vance Emerging Markets Debt Opportunities Fund	FR1R
EATON VANCE SERIES TRUST	Eaton Vance Tax-Managed Growth Fund 1.0	FT2B
EATON VANCE SERIES TRUST II	Eaton Vance Income Fund of Boston	FR9B
EATON VANCE SERIES TRUST II	Parametric Tax-Managed Emerging Markets Fund	FA2N
EATON VANCE SPECIAL INVESTMENT TRUST	Eaton Vance Balanced Fund	FP4Z
EATON VANCE SPECIAL INVESTMENT TRUST	Eaton Vance Core Bond Fund	FP2B
EATON VANCE SPECIAL INVESTMENT TRUST	Eaton Vance Dividend Builder Fund	FJ7B
EATON VANCE SPECIAL INVESTMENT TRUST	Eaton Vance Greater India Fund	FJ5P
EATON VANCE SPECIAL INVESTMENT TRUST	Eaton Vance Growth Fund	FP4B
EATON VANCE SPECIAL INVESTMENT TRUST	Eaton Vance Large-Cap Value Fund	FJ7H
EATON VANCE SPECIAL INVESTMENT TRUST	Eaton Vance Multisector Income Fund	FQ9B
EATON VANCE SPECIAL INVESTMENT TRUST	Eaton Vance Real Estate Fund	FJ3V
EATON VANCE SPECIAL INVESTMENT TRUST	Eaton Vance Short Duration Inflation-Protected Income Fund	FJ55
EATON VANCE SPECIAL INVESTMENT TRUST	Eaton Vance Small-Cap Fund	FP5G
EATON VANCE SPECIAL INVESTMENT TRUST	Eaton Vance Special Equities Fund	FJ5U
EATON VANCE VARIABLE TRUST	Eaton Vance VT Floating-Rate Income Fund	FJ3N

Closed-End Funds, Portfolios and Other
5-to-15 Year Laddered Municipal Bond Portfolio		FG8A
Core Bond Fund		FP2A
Eaton Vance California Municipal Bond Fund		FH1N
Eaton Vance California Municipal Income Trust		FH1B
Eaton Vance Cash Reserves Fund LLC		FA6A
Eaton Vance Enhanced Equity Income Fund		FH9K
Eaton Vance Enhanced Equity Income Fund II		FH9C
Eaton Vance Floating Rate Portfolio		FS5A
Information Classification: Limited Access	7

Eaton Vance Floating-Rate 2022 Target Term Trust	FJ2K
Eaton Vance Floating-Rate Income Plus Fund	FJ5C
Eaton Vance Floating-Rate Income Trust	FH4A
Eaton Vance High Income 2021 Target Term Trust	FH1A
Eaton Vance Limited Duration Income Fund	FH8C
Eaton Vance Municipal Bond Fund	FH1R
Eaton Vance Municipal Income 2028 Term Trust	FH1Q
Eaton Vance Municipal Income Trust	FH1G
Eaton Vance National Municipal Opportunities Trust	FH2F
Eaton Vance New York Municipal Bond Fund	FH1P
Eaton Vance New York Municipal Income Trust	FH1J
Eaton Vance Risk-Managed Diversified Equity Income Fund	FH1K
Eaton Vance Senior Floating-Rate Trust	FH5A
Eaton Vance Senior Income Trust	FH4B
Eaton Vance Short Duration Diversified Income Fund	FH7K
Eaton Vance Tax-Advantaged Dividend Income Fund	FH5C
Eaton Vance Tax-Advantaged Global Dividend Income Fund	FH6C
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund	FH5K
Eaton Vance Tax-Managed Buy-Write Income Fund	FH3C
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	FH2K
Eaton Vance Tax-Managed Buy-Write Strategy Fund	FH8K
Eaton Vance Tax-Managed Diversified Equity Income Fund	FH6K
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund	FH3K
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	FH7V
Eaton Vance Trust Company/Eaton Vance Investment Committee-Directed Profit Sharing and Savings Plan Fund	FW6D
Emerging Markets Local Income Portfolio	FR7A
Global Income Builder Portfolio	FG7C
Global Macro Absolute Return Advantage Portfolio	FS8A
Global Macro Capital Opportunities Portfolio	FV9A
Global Macro Portfolio	FP5A
Global Opportunities Portfolio	FV2C
Information Classification: Limited Access	8

Greater India Portfolio	FJ5N
High Income Opportunities Portfolio	FR8A
International Income Portfolio	FP8A
Senior Debt Portfolio	FS3A
Stock Portfolio	FP4V
Tax-Managed Growth Portfolio	FT9A
Tax-Managed International Equity Portfolio	FU2A
Tax-Managed Multi-Cap Growth Portfolio	FJ8S
Tax-Managed Small-Cap Portfolio	FU3A
Tax-Managed Value Portfolio	FJ8G

Information Classification: Limited Access	9